UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2007

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)



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       Nevada                       000-49735                   87-0642947
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  (State or other           (Commission File Number)           (IRS Employer
  jurisdiction of                                           Identification No.)
  incorporation)


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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 636-1020

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240. 14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On November 23, 2007, Intraop Medical Corporation, or IntraOp, repriced an aggregate of 1,552,500 stock options issued to officers, directors and employees under our 2005 Equity Incentive Plan to an exercise price of $0.18 per share. These options had original exercise prices of $0.22 to $1.375 per share. All other terms of these options remain unchanged. Repriced options held by officers are as follows:

                                 Number of Option
                                 ----------------
         Name                    Shares Repriced
         ----                    ---------------

         Richard Belford                69,000
         Donald Goer                   490,000
         Scott Mestman                 100,000
         Richard Simon                 160,000
         Howard Solovei                260,000



Item 8.01      Other Events.

         On November 23, 2007, we repriced an aggregate of 1,552,500 stock options issued to officers, directors and employees under our 2005 Equity Incentive Plan to an exercise price of $0.18 per share. These options had original exercise prices of $0.22 to $1.375 per share. All other terms of these options remain unchanged.

         In addition, on November 23, 2007 we issued new stock options to purchase an aggregate of 25,527,827 shares of our common stock at an exercise price of $0.18 per share to our officers, directors and employees under our 2005 Equity Incentive Plan. This includes an option to purchase 18,330,000 shares of common stock issued to our Chief Executive Officer, John Powers, and reported in an 8-K filed on November 26, 2007. Taking into account these stock option grants, there are 345,658,562 shares of IntraOp common stock on a fully diluted basis, assuming the exercise of all outstanding stock options and warrants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INTRAOP MEDICAL CORPORATION


Date: November 29, 2007                              By: /s/ Howard Solovei
                                                         -----------------------
                                                         Howard Solovei
                                                         Chief Financial Officer